Supplement Dated September 29, 2023
To The Prospectus and Statement of Additional Information
Dated May 1, 2023

JNL® Investors Series Trust

Dissolution of JNL Securities Lending Collateral Fund

At its meeting on August 31, 2023, the Board approved the dissolution of the JNL Securities Lending Collateral Fund (“Fund”), a series of JNL Investors Series Trust (the “Trust”), effective September 30, 2023.

The Board approved the dissolution of the Fund pursuant to the Trust’s Amended and Restated Declaration of Trust which provides that the Board may approve the dissolution of a fund when such fund has no shares outstanding.

This Supplement is dated September 30, 2023.